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                                                                    Exhibit 23.1

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made part of this Registration Statement (File No. 333-32671) and previously filed Form S-4/A #2 (File No. #333-572).

                                        /s/ Arthur Andersen LLP

Dallas, Texas
October 10, 1997